Exhibit 99.1
The following description of the capital stock of AMC Global Media Inc., a Nevada Company (the “Company,” “we,” “us,” and “our”), is not complete and may not contain all the information you should consider before investing in our capital stock. This description is summarized from, and qualified in its entirety by reference to, our articles of incorporation and bylaws, which have been publicly filed with the Securities and Exchange Commission (“SEC”). The terms of these securities may also be affected by the Nevada Revised Statutes (as amended from time to time, the “NRS”).
We are authorized to issue 495,000,000 shares of capital stock, of which 360,000,000 shares are designated Class A common stock, par value $.01 per share (the “Class A Common Stock”), 90,000,000 shares are designated Class B common stock, par value $.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), and 45,000,000 shares are designated preferred stock, par value $.01 per share (the “Preferred Stock”).
Class A Common Stock and Class B Common Stock
All shares of our Common Stock currently outstanding are fully paid and non-assessable, not subject to redemption and without preemptive or other rights to subscribe for or purchase any proportionate part of any new or additional issues of stock of any class or of securities convertible into stock of any class.
Voting
Holders of Class A Common Stock are entitled to one vote per share. Holders of Class B Common Stock are entitled to ten votes per share. Except as otherwise required by statute, our articles of incorporation or pursuant to any certificate of designation filed with respect to any series of Preferred Stock, all actions submitted to the stockholders are voted on by holders of Common Stock. Except in the election of directors and as otherwise set forth below, holders of Common Stock shall vote together as a single class. With respect to the election of directors, if on the record date of any stockholders’ meeting at which directors are to be elected by the holders of Common Stock, the aggregate number of outstanding shares of Class A Common Stock is at least 10% of the total aggregate number of outstanding shares of Common Stock, holders of Class A Common Stock shall vote together as a separate class and are entitled to elect 25% of the total number of directors constituting the whole board of directors (the “Board of Directors”) of the Company; provided, that if such 25% is not a whole number, then the holders of Class A Common Stock, voting together as a separate class, are entitled to elect the nearest higher whole number of directors that is at least 25% of the total number of directors. Except as otherwise set forth in the articles of incorporation or as described below, holders of Class B Common Stock, voting together as a separate class, are entitled to elect the remaining directors.
If, however, on the record date for any stockholders meeting at which directors are to be elected, the aggregate number of outstanding shares of Class A Common Stock is less than 10% of the total aggregate number of outstanding shares of Common Stock, the holders of Common Stock shall vote together as a single class with respect to the election of directors and the holders of Class A Common Stock, voting together as a separate class, do not have the right to elect 25% of the total number of directors but have one vote per share for all directors and the holders of Class B Common Stock shall have ten votes per share for all directors.
If, on the record date for notice of any stockholders meeting at which directors are to be elected, the aggregate number of outstanding shares of Class B Common Stock is less than 12.5% of the total aggregate number of outstanding shares of Common Stock, then the holders of Class A Common Stock, voting together as a separate class, shall continue to elect a number of directors equal to 25% of the total number of directors constituting the whole Board of Directors and, in addition, shall vote together with the holders of Class B Common Stock, as a single class, to elect the remaining directors to be elected at such stockholders meeting, with the holders of Class A

Common Stock entitled to one vote per share and the holders of Class B Common Stock entitled to ten votes per share.
In addition, under our articles of incorporation, the affirmative vote or consent of the holders of at least 66.67% of the outstanding shares of Class B Common Stock, voting separately as a class, is required for the authorization or issuance of any additional shares of Class B Common Stock and for any amendment, alteration or repeal of any provisions of our articles of incorporation which would affect adversely the powers, preferences or rights of the Class B Common Stock. Except as provided in the previous sentence, the number of authorized shares of any class of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding stock of the Company entitled to vote. Our articles of incorporation do not provide for cumulative voting.
The Dolan family, including trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”), by virtue of their ownership of all of our Class B Common Stock, are able collectively to control decisions on matters in which holders of our Class A Common Stock and Class B Common Stock vote together as a single class (including, but not limited to, a change-in-control), and to elect up to 75% of Board of Directors. Certain Dolan family trusts (the “Excluded Trusts”) collectively own approximately 83.5% of the outstanding Class B Common Stock. Shares of Class B Common Stock owned by the Excluded Trusts will, on all matters, be voted on in accordance with the determination of the Excluded Trusts holding a majority of the shares of Class B Common Stock held by all Excluded Trusts, except in the case of a vote on a going-private transaction or a change-in-control transaction, in which case a vote of trusts holding two-thirds of the Class B Common Stock owned by Excluded Trusts is required.
Members of the Dolan Family Group (other than the Excluded Trusts) are parties to a Stockholders Agreement (the “Stockholders Agreement”), which has the effect of causing the voting power of certain holders of our Class B Common Stock (other than Excluded Trusts) to be cast as a block on all matters to be voted on by holders of our Class B Common Stock (other than the Excluded Trusts). Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan Family Group (other than the Excluded Trusts) are to be voted on all matters in accordance with the determination of the Dolan Family Committee. The Dolan Family Committee consists of James L. Dolan, Patrick F. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Marianne E. Dolan Weber and Deborah A. Dolan-Sweeney (collectively, the “Dolan Siblings”). The Dolan Family Committee generally acts by vote of the Dolan Siblings, with each Dolan Sibling being entitled to one vote. Matters coming to the Dolan Family Committee generally require approval by a majority vote, except that a going-private transaction must be approved by a two-thirds vote and a change-in-control transaction must be approved by not less than all but one vote.
Advance Notification of Stockholder Nominations and Proposals
Our bylaws establish certain advance notice procedures with respect to stockholder proposals and persons nominated for election as directors (other than nominations made by or at the direction of our Board of Directors as further described in our bylaws). In particular, stockholders must notify our corporate secretary in writing prior to the meeting at which the matters are to be acted upon or directors are to be elected. The notice must contain the information specified in our bylaws. To be timely, the notice must be received by our corporate secretary not less than 60 nor more than 90 days prior to the date of the stockholders’ meeting; provided, however, that if the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, the notice must be given not more than ten days after such date is first announced or disclosed.
No Stockholder Action by Written Consent
Our articles of incorporation provide that, no action of stockholders required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of the stockholders to consent in writing to the taking of any action without a meeting is specifically denied. Notwithstanding the foregoing, the holders of any series of Preferred Stock are entitled to take action by written consent to such extent, if any, as may be provided in the terms of such series.

Conversions
Holders of Class A Common Stock have no conversion rights. Subject to the terms and conditions set forth in our articles of incorporation, Class B Common Stock is convertible into Class A Common Stock at any time and from time to time, at the option of the holder thereof, on the basis of one share of Class A Common Stock for each share of Class B Common Stock. In certain circumstances certain holders of our Class B Common Stock are required to convert their Class B Common Stock to Class A Common Stock prior to transferring such stock.
Dividends and Other Distributions
Subject to our articles of incorporation and the provisions of any certificate of designation filed with respect to any series of Preferred Stock, holders of Class A Common Stock and Class B Common Stock are entitled to receive dividends and other distributions equally on a per share basis if and when such dividends or other distributions are declared by the Board of Directors from assets or funds legally available therefor. No dividend or other distribution may be declared or paid in cash, property or shares of Common Stock unless the same dividend or other distribution is paid simultaneously on each share of Class A Common Stock and Class B Common Stock. In the case of any dividend or distribution consisting of Common Stock, Preferred Stock or any other securities of the Company or any other person, holders of Class A Common Stock are entitled to receive the same dividend or other distribution on an equal per share basis as holders of Class B Common Stock receive. Any such dividend or distribution to holders of Common Stock may not differ in any respect except to the extent that the differences in their rights (other than voting rights) are consistent in all material respects with the differences between the Class A Common Stock and the Class B Common Stock and with the difference as to their relative voting rights.
Liquidation
In the event of any liquidation, dissolution or winding up of the Company, holders of Class A Common Stock and Class B Common Stock will share with each other on a ratable basis as a single class in the net assets available for distribution in respect of Class A Common Stock and Class B Common Stock.
Other Terms
Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, consolidated, reclassified or otherwise changed, except as expressly provided in our articles of incorporation, unless the other class of Common Stock is subdivided, consolidated, reclassified or otherwise changed at the same time, in the same proportion and in the same manner.
In any merger, consolidation or business combination of the Company with or into another corporation, the consideration to be received per share by holders of Class A Common Stock and Class B Common Stock must be identical to that received by holders of the other class of Common Stock, except that in any such transaction in which shares of capital stock are distributed, such shares may differ as to voting rights only to the extent that the voting rights differ in our articles of incorporation between Class A Common Stock and Class B Common Stock.
Transfer Agent and Registrar
The transfer agent and registrar for the Class A Common Stock is EQ Shareowner Services.
Preferred Stock
Under our articles of incorporation, our Board of Directors is authorized, without further stockholder action, to provide for the issuance of up to 45,000,000 shares of Preferred Stock in one or more series. The powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including dividend or other distribution rights, voting rights, conversion rights, terms of redemption and liquidation preferences, will either be stated in our articles of incorporation or in a certificate of designation adopted by the Board of Directors and filed with the Nevada Secretary of State. There are no shares of Preferred Stock currently outstanding. Any issuance of Preferred Stock may adversely affect the rights of holders of our Common Stock and may render more difficult certain unsolicited or hostile attempts to take over the Company.

Nevada “Combination with Interested Stockholders” Statutes
Nevada’s “combinations with interested stockholders” statutes (NRS 78.411 through 78.444, inclusive) prohibit specified types of business “combinations” between certain Nevada corporations and any person deemed to be an “interested stockholder” for two years after such person first becomes an “interested stockholder” unless the corporation’s board of directors approves, in advance, either the combination or the transaction by which such person becomes an “interested stockholder,” or unless the combination is approved by the board of directors and sixty percent of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Further, in the absence of prior approval certain restrictions may apply even after such two-year period. However, these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. For purposes of these statutes, an “interested stockholder” is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the two previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term “combination” is sufficiently broad to cover most significant transactions between a corporation and an “interested stockholder.” These statutes generally apply to Nevada corporations with 200 or more stockholders of record. However, a Nevada corporation may elect in its articles of incorporation not to be governed by these particular laws, but if such election is not made in the corporation’s original articles of incorporation or in an amendment effective prior to the company having 200 or more stockholders of record, then the amendment (1) must be approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power of the corporation not beneficially owned by interested stockholders or their affiliates and associates, and (2) is not effective until 18 months after the vote approving the amendment and does not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. While corporations are entitled to opt out of these statutes in their original articles of incorporation, we have not done so. However, our Board of Directors approved for all purposes, and to the extent applicable, under NRS 78.411 through 78.444, inclusive, the acquisition of shares of Common Stock in connection with the Company’s conversion to a Nevada corporation, with the intent of making NRS 78.411 through 78.444, inclusive, inapplicable to transactions between the Company, on the one hand, and Dolan family members and entities, on the other hand.
Inapplicability of Controlling Interest Statutes
Nevada’s “acquisition of controlling interest” statutes (NRS 78.378 to 78.3793) prohibit an acquirer, under certain circumstances, from voting its shares of a corporation’s stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the corporation’s disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Generally, once an acquirer crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with Nevada’s dissenter’s rights statutes.
Corporations are entitled to opt out of the acquisition of controlling interest statutes by making an election in their articles of incorporation or bylaws, provided that the opt-out election must be in place on the tenth day following the date an acquiring person has acquired a controlling interest, that is, crossing any of the three thresholds described above. The Company has opted out of the acquisition of controlling interest statutes in its bylaws, and, the provisions of NRS 78.378 through 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Company will not apply to the Company or to any acquisition of any shares of the Company’s capital stock.